UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    November 1, 2005

Lexington Corporate Properties Trust

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-12386	13-3717318
(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, Suite 4015
New York, New York	10119-4015
(Address of Principal Executive Offices)	(Zip Code)

(212) 692-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 2, 2005, Lex GP-1 Trust (“GP-1”), a wholly-owned subsidiary of Lexington Corporate Properties Trust (the “Trust”) and general partner of Lepercq Corporate Income Fund L.P. (“LCIF”), entered into the Seventh Amendment (the “LCIF Amendment”) to the Fifth Amended and Restated Limited Partnership Agreement of LCIF, dated as of December 31, 1996, as amended by Amendment No. 1 thereto dated as of December 31, 2000, by First Amendment thereto effective as of June 19, 2003, by Second Amendment thereto effective as of June 30, 2003, by Third Amendment thereto effective as of December 31, 2003, by Fourth Amendment thereto effective as of October 28, 2004, by Fifth Amendment thereto effective as of December 8, 2004, and by Sixth Amendment thereto effective as of January 3, 2005.

The purpose of the LCIF Amendment is to reflect the issuance of 352,244 units of limited partnership interests in LCIF (the “LCIF Units) to certain contributors (the “Contributors”), in consideration of the contribution by the Contributors to LCIF of an escrow account with a qualified intermediary holding funds equal to $7,714,140 (the “Contribution”).

Item 2.02.	Results of Operations and Financial Conditions.

On November 1, 2005, the Trust issued a press release announcing its financial results for the quarter ended September 30, 2005 (the “Press Release”). A copy of the Press Release is furnished herewith as Exhibit 99.1.

The information furnished pursuant to this “Item 2.02 Results of Operations and Financial Condition,” including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Trust under the Securities Act of 1933, as amended (the “Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 3.02.	Unregistered Sales of Equity Securities.

In connection with the Contribution described in Section 1.01 and pursuant to the LCIF Amendment, LCIF issued 352,244 LCIF Units in consideration of the contribution of $7,714,140. The issuance of the LCIF Units was exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), as a transaction not involving a public offering of securities. The LCIF Units are redeemable, at the option of the holders thereof, on a one-for-one basis (subject to certain anti-dilution adjustments) for common shares of beneficial interest, par value $0.0001 per share, of the Trust (“Common Shares”), beginning on November 2, 2006, and on each May 2nd and November 2nd thereafter. LCIF Units are entitled to receive the same distribution per LCIF Unit that is otherwise received with respect to one Common Share.

Item 7.01.	Regulation FD Disclosure.

On November 1, 2005, the Trust made available supplemental information (the “Supplemental Reporting Package”) concerning its operations and portfolio as of September 30, 2005. A copy of this supplemental information is furnished herewith as Exhibit 99.2.

The information furnished pursuant to this “Item 7.01 Regulation FD Disclosure,” including Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Trust under the Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits
10.1	LCIF Amendment
99.1	Press Release issued November 1, 2005.
99.2	Supplemental Reporting Package for the quarter ended September 30, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Corporate Properties Trust

Date: November 4, 2005	By: /s/ Patrick Carroll
Patrick Carroll
Chief Financial Officer

Exhibit Index

10.1	LCIF Amendment
99.1	Press Release issued November 1, 2005.
99.2	Supplemental Reporting Package for the quarter ended September 30, 2005.